Exhibit 99.1

Skillsoft Reports Strong Financial Results for the Fourth Quarter and Fiscal Year of 2022

Bookings Growth of 7% for the Fiscal Year

Provides Fiscal 2023 Guidance Reflecting Solid Bookings and Accelerating Revenue Growth

Closes Codecademy Acquisition which is Expected to Accelerate Growth in Tech & Dev Business

BOSTON – April 6, 2022 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a global leader in corporate digital learning, today announced its financial results for the fourth quarter and full year of fiscal 2022 ended January 31, 2022. The Company also provided fiscal 2023 guidance.

“We had a great finish to a monumental year for the new Skillsoft, helping us deliver full year bookings growth of 7%, exceeding guidance and putting the Company on a solid growth trajectory” said Jeffrey R. Tarr, Skillsoft’s Chief Executive Officer. “We exited the year with strong momentum which we believe positions us well to deliver solid bookings, accelerated revenue growth, and industry leading profitability in fiscal 2023.”

Mr. Tarr added, “Since returning Skillsoft to the public market in June, we moved extremely fast in setting the Company up for success as we recapitalized our balance sheet, assembled a world-class management team and board of directors, closed three acquisitions, made foundational growth investments, and delivered strong fiscal 2022 results. I want to thank our entire team for their tireless efforts during a period of tremendous change as we formed the new Skillsoft and positioned the Company to extend our lead in corporate digital learning.”

Fiscal 2022 Fourth Quarter Financial Highlights1

●	Grew bookings 5%;
●	Delivered GAAP revenue of $166 million and GAAP net income of $8 million;
●	Grew adjusted revenue 2% to $176 million with adjusted EBITDA of $36 million, up 24% compared to the prior year[2]; and
●	Delivered combined Percipio and dual deployment dollar retention rate of 103%.

Fiscal 2022 Full Year Financial Highlights1

●	Grew bookings 7%;
●	Delivered GAAP revenue of $665 million and GAAP net loss of $113 million;
●	Returned to adjusted revenue growth of 1% to $698 million with adjusted EBITDA of $167 million, up 2% compared to the prior year[2]; and
●	Delivered combined Percipio and dual deployment dollar retention rate of 104%.

Full Year Fiscal 2023 Outlook3

Outlook
Bookings	$790 million to $825 million
Adjusted Revenue	$765 million to $790 million
Adjusted EBITDA	Approximately $167 million

●	We expect Fiscal 2024 adjusted EBITDA growth of at least low double digits.

1 Growth calculated compared to the prior year as if pre-combination Skillsoft and Global Knowledge had been combined and their fiscal quarters had been aligned to end on January 31, 2021.

2 Signifies non-GAAP measures. See “Non-GAAP Financial Measures and Key Performance Metrics” in this release.

3 See “Non-GAAP Financial Measures and Key Performance Metrics.” The Company is unable to reconcile forward-looking non-GAAP measures without unreasonable efforts.

Key Operational Metrics and Non-GAAP Financial Measures

Bookings

The following table sets forth unaudited bookings for the three and twelve months ended January 31, 2022 and 2021 as if pre-combination Skillsoft and Global Knowledge had been combined and their fiscal quarters had been aligned to end on January 31:

$000s	Three Months Ended January 31,		Change		Twelve Months Ended January 31,		Change
	2022	2021	$	%	2022	2021	$	%
Content and Global Knowledge
Percipio	$55,802	$32,207	$23,596	73%	$106,078	$63,852	$42,226	66%
Dual Deployment & Coaching	89,207	97,897	(8,690)	-9%	184,563	173,654	10,909	6%
Skillport	14,957	26,764	(11,807)	-44%	39,275	80,719	(41,444)	-51%
Total Subscription	$159,966	$156,867	$3,099	2%	$329,916	$318,225	$11,691	4%
Services & One-Time Bookings	7,871	6,859	1,013	15%	18,779	16,189	2,590	17%
Total Content	$167,837	$163,726	$4,111	3%	$348,695	$334,414	$14,281	9%
Global Knowledge	59,533	53,090	6,442	12%	250,020	214,316	35,705	-3%
Total Content & Global Knowledge	$227,370	$216,816	$10,553	5%	$598,716	$548,730	$49,986	9%
SumTotal
Subscription	$33,317	$32,765	$552	2%	$97,869	$101,051	($3,182)	-3%
Services & One-Time Bookings	7,590	6,822	768	11%	24,814	22,698	2,116	9%
Total SumTotal	$40,907	$39,587	$1,320	3%	$122,683	$123,750	($1,066)	-1%
Total	$268,267	$256,403	$11,874	5%	$721,399	$672,480	$48,920	7%

Dollar Retention Rate

The following table sets forth dollar retention rates (“DRR”) for the last twelve month (“LTM”) period ended January 31, 2022 and for the three month periods ended January 31, 2022 and 2021 as if Skillsoft and Global Knowledge had been combined and their fiscal quarters had been aligned to end on January 31:

	January 31
	LTM	2022	2021
Percipio	99%	99%	102%
Dual Deployment	106%	105%	100%
Percipio + Dual Deployment	104%	103%	101%
Skillport	67%	66%	74%
Total Content Business	97%	98%	94%
SumTotal Business	99%	102%	93%

Capital Structure

The following table sets forth Skillsoft’s cash and cash equivalents and long-term debt as of January 31, 2022:

$000s	January 31, 2022
Assets
Cash and Equivalents	$154,672

Liabilities
Long-Term Debt	$466,985
(including current portion)

(includes current portion and consists of $478,800 of outstanding principal less unamortized issuance costs and original issue discount)

Weighted average shares outstanding during the period from October 31, 2021 to January 31, 2022 were 133.2 million.

Webcast and Conference Call Information

Skillsoft will host a conference call and webcast today at 5:00 p.m. Eastern Time to discuss its financial results. To access the call, dial (877) 413-9278 from the United States and Canada or (215) 268-9914 from international locations. The live event can be accessed from the Investor Relations section of Skillsoft’s website at investor.skillsoft.com. A replay will be available for six months.

Annual Meeting Date

The Board of Directors of Skillsoft has established Thursday, June 23, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders. The 2022 Annual Meeting will be held virtually by means of remote communication. The details of the virtual annual meeting, including how stockholders can log into the virtual meeting, vote and submit questions, will be disclosed in the Company’s definitive proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission.

Any stockholder seeking to bring business before the 2022 Annual Meeting or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws. Specifically, written notice of any proposed business or nomination must be delivered to the Company’s Secretary no later than the close of business on April 16th which is the tenth day following this public announcement of the date of the 2022 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Amended and Restated Bylaws.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in corporate digital learning, focused on transforming today’s workforce for tomorrow’s economy. The Company provides enterprise learning solutions designed to prepare organizations for the future of work, overcome critical skill gaps, drive demonstrable behavior-change, and unlock the potential in their people. Skillsoft offers a comprehensive suite of premium, original, and authorized partner content, including one of the broadest and deepest libraries of leadership & business skills, technology & developer, and compliance curricula. With access to a broad spectrum of learning options (including video, audio, books, bootcamps, live events, and practice labs), organizations can meaningfully increase learner engagement and retention. Skillsoft’s offerings are delivered through Percipio, its award-winning, AI-driven, immersive learning platform purpose built to make learning easier, more accessible, and more effective. Learn more at www.skillsoft.com.

NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE METRICS

We track several non-GAAP financial measures and key performance metrics that we believe are key financial measures of our success. Non-GAAP measures and key performance metrics are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures and key performance metrics when reporting their results. These measures can be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of U.S. GAAP financial disclosures. For example, a company with higher U.S. GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, excluding the effects of interest income and expense moderates the impact of a company’s capital structure on its performance. However, non-GAAP measures and key performance metrics have limitations as analytical tools. Because not all companies use identical calculations, our presentation of non-GAAP financial measures and key performance metrics may not be comparable to other similarly titled measures of other companies. They are not presentations made in accordance with U.S. GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with U.S. GAAP or operating cash flows determined in accordance with U.S. GAAP. As a result, these performance measures should not be considered in isolation from, or as a substitute analysis for, results of operations as determined in accordance with U.S. GAAP.

We do not reconcile our forward-looking non-GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information. We provide non-GAAP financial measures that we believe will be achieved, however we cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non-GAAP measures.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook (including bookings, adjusted revenue, and adjusted EBITDA), our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,”

“plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” “goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

●	our ability to realize the benefits expected from the business combination between Skillsoft, Churchill Capital Corp. II, and Global Knowledge, and other recent transactions, including our acquisitions of Pluma and Codecademy;
●	the impact of U.S. and worldwide economic trends, financial market conditions, geopolitical events, natural disasters, climate change, public health crises, the ongoing COVID-19 pandemic (including any variant), political crises, or other catastrophic events on our business, liquidity, financial condition and results of operations;
●	our ability to attract and retain key employees and qualified technical and sales personnel;
●	our reliance on third parties to provide us with learning content, subject matter expertise, and content productions and the impact on our business if our relationships with these third parties are terminated;
●	fluctuations in our future operating results;
●	our ability to successfully identify, consummate, and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
●	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
●	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
●	our ability to market existing products and develop new products;
●	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
●	future regulatory, judicial, and legislative changes in our industry;
●	our ability to comply with laws and regulations applicable to our business;
●	a failure to achieve and maintain effective internal control over financial reporting;
●	fluctuations in foreign currency exchange rates;
●	our ability to protect or obtain intellectual property rights;
●	our ability to raise additional capital;
●	the impact of our indebtedness on our financial position and operating flexibility;
●	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
●	our ability to successfully defend ourselves in legal proceedings; and
●	our ability to continue to meet applicable listing standards.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s S-1 amendment filed on July 29, 2021 and subsequent filings with the SEC including our Form 10-K to be filed with the SEC for the fiscal year ended January 31, 2022.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data, and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties, and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Investors

Eric Boyer

Senior Vice President, Investor Relations

eric.boyer@skillsoft.com

Media

Nancy Coleman

Senior Vice President, Corporate Communications

nancy.coleman@skillsoft.com

SKILLSOFT CORP.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Successor	Predecessor (SLH)
	January 31, 2022	January 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$154,672		$71,479
Restricted cash	14,251		2,964
Accounts receivable, less reserves of approximately $173 and $294 as of January 31, 2022 and January 31, 2021 respectively	212,463		179,784
Prepaid expenses and other current assets	45,837		30,326
Total current assets	427,223		284,553
Property and equipment, net	18,084		13,780
Goodwill	871,504		495,004
Intangible assets, net	869,487		728,633
Right of use assets	19,925		15,131
Deferred tax asset	976		—
Other assets	15,725		8,636
Total assets	$2,222,924		$1,545,737
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Current maturities of long-term debt	$4,800		$5,200
Borrowings under accounts receivable facility	74,629		17,022
Accounts payable	25,661		7,425
Accrued compensation	51,115		36,375
Accrued expenses and other current liabilities	51,017		23,125
Lease liabilities	6,895		4,740
Deferred revenue	331,605		257,549
Total current liabilities	545,722		351,436

Long-term debt	462,185		510,236
Warrant liabilities	28,199		900
Deferred tax liabilities	100,887		81,008
Long term lease liabilities	13,355		13,155
Deferred revenue - non-current	1,248		3,035
Other long-term liabilities	11,430		5,998
Total long-term liabilities	617,304		614,332
Commitments and contingencies	—		—
Shareholders’ equity:
(Predecessor SLH) Shareholders’ common stock- Class A and Class B common shares, $0.01 par value: 1,000,000,000 shares authorized (800,000,000 Class A, 200,000,000 Class B) at January 31, 2021; 4,000,000 shares issued and outstanding (3,840,000 Class A, 160,000 Class B) at January 31, 2021	 —		40
(Successor) Shareholders’ common stock- Class A common shares, $0.0001 par value: 375,000,000 shares authorized and 133,258,027 shares issued and outstanding at January 31, 2022	11		—
Additional paid-in capital	1,306,146		674,333
Accumulated deficit	(247,229)		(93,722)
Accumulated other comprehensive income (loss)	970		(682)
Total shareholders’ equity	1,059,898		579,969
Total liabilities and shareholders’ equity	$2,222,924		$1,545,737

SKILLSOFT CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Successor	Predecessor (SLH)
	Three Months	Three Months
	Ended	Ended
	January 31, 2022	January 31, 2021
Revenues:
Total revenues	$166,182	$71,795
Operating expenses:
Costs of revenues	49,517	25,016
Content and software development	20,366	19,109
Selling and marketing	43,939	37,092
General and administrative	26,810	11,561
Amortization of intangible assets	38,836	23,934
Recapitalization and acquisition-related costs	 6,512	 7,703
Restructuring	2,602	4,261
Total operating expenses	188,582	128,676
Operating loss	(22,400)	(56,881)
Other expense, net	(542)	(165)
Fair value adjustment of warrants	37,164	—
Interest income	64	15
Interest expense	(7,001)	(12,041)
Income (loss) before benefit from income taxes	7,285	(69,072)
Benefit from income taxes	(617)	(14,064)
Net income (loss)	7,902	(55,008)

Income (loss) per share:
Class A and B – Basic and Diluted (Predecessor (SLH))	*	(13.75)
Ordinary – Basic and Diluted (Successor)	0.06	*
Weighted average common share outstanding:
Class A and B – Basic and Diluted (Predecessor (SLH))	*	4,000
Ordinary – Basic and Diluted (Successor)	133,216	*

SKILLSOFT CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Fiscal 2022		Fiscal 2021		Fiscal 2020
	Successor	Predecessor (SLH)	Predecessor (SLH)	Predecessor (PL)	Predecessor (PL)
	From	From	From	From
	June 12, 2021 to	February 1, 2021	August 28, 2020	February 1, 2020	Fiscal year ended
	January 31, 2022	to June 11, 2021	to January 31, 2021	to August 27, 2020	January 31, 2020
Revenues:
Total revenues	$427,754	$139,636	$108,768	$273,851	$514,021
Operating expenses:
Costs of revenues	126,414	35,881	40,898	52,160	96,044
Content and software development	46,682	24,084	30,028	38,986	67,951
Selling and marketing	106,110	41,940	55,285	75,028	140,785
General and administrative	72,004	17,217	21,636	37,455	57,356
Amortization of intangible assets	95,922	50,902	39,824	34,378	96,359
Impairment of intangible assets	 —	 —	 —	332,376	440,598
Recapitalization and acquisition-related costs	 20,194	 6,938	 15,928	32,099	16,244
Restructuring	3,696	(703)	4,341	1,179	1,900
Total operating expenses	471,022	176,259	207,940	603,661	917,237
Operating loss	(43,268)	(36,623)	(99,172)	(329,810)	(403,216)
Other (expense) income, net	(1,850)	(493)	552	1,268	(5,120)
Fair value adjustment of warrants	17,441	900	2,900	—	 —
Interest income	94	64	24	105	306
Interest expense	(24,366)	(16,820)	(19,960)	(168,341)	(429,963)
Reorganization items, net	 —	 —	 —	3,329,245	—
(Loss) income before (benefit from) provision for income taxes	(51,949)	(52,972)	(115,656)	2,832,467	(837,993)
(Benefit from) provision for income taxes	(5,143)	(3,708)	(21,934)	68,455	11,212
Net (loss) income	$(46,806)	$(49,264)	$(93,722)	$2,764,012	$(849,205)

Net loss per share class (Predecessor (SLH) only)
Net loss for Class A		$(47,293)	$(89,973)
Loss on modifications of terms of participation rights held by Class B shareholders and warrants		—	(5,900)
Net loss attributable to Class A		$(47,293)	$(95,873)

Net loss for Class B		$(1,971)	$(3,749)
Gain on modifications of terms of participation rights held by Class B shareholders and warrants		—	5,900
Net income attributable to Class B		$(1,971)	$2,151

(Loss) income per share:
Ordinary – Basic and Diluted (PL)	*	*	*	$27,612.51	$(8,483.57)
Class A – Basic and Diluted (SLH)	*	$(12.32)	$(24.97)	*	*
Class B – Basic and Diluted (SLH)	*	$(12.32)	$13.44	*	*
Ordinary – Basic and Diluted (Successor)	$(0.35)	*	*	*	*
Weighted average common share outstanding:
Ordinary – Basic and Diluted (PL)	*	*	*	100.1	100.1
Class A – Basic and Diluted (SLH)	*	3,840	3,840	*	*
Class B– Basic and Diluted (SLH)	*	160	160	*	*
Ordinary – Basic and Diluted (Successor)	133,143	*	*	*	*

SKILLSOFT CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal 2022				Fiscal 2021				Fiscal 2020
	Successor		Predecessor (SLH)		Predecessor (SLH)		Predecessor (PL)		Predecessor (PL)
	June 12, 2021		February 1, 2021		August 28, 2020		February 1, 2020
	through		through		through		through		Fiscal year ended
	January 31, 2022		June 11, 2021		January 31, 2021		August 27, 2020		January 31, 2020
Cash flows from operating activities:
Net (loss) income		$(46,806)		$(49,264)		$(93,722)		$2,764,012		$(849,205)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation		14,664		—		—		—		83
Depreciation and amortization		6,556		3,572		3,604		5,864		9,716
Amortization of intangible assets		95,922		50,902		39,824		34,378		96,359
Change in bad debt reserve		(912)		(174)		294		24		(42)
(Benefit from) provision for income taxes – non-cash		14,378		(5,886)		(23,140)		66,234		5,759
Non-cash interest expense		817		487		671		2,407		5,687
Impairment of intangible assets		—		—		—		332,376		440,598
Fair value adjustment to warrants		(17,441)		(900)		(2,900)		—		—
Right-of-use asset		6,159		748		2,690		1,594		—
Impairment of note receivable from related parties		—		—		—		—		5,367
Unrealized loss on derivative instrument		—		—		—		—		4,062
Non-cash reorganization items, net		—		—		—		(3,353,326)		—
Changes in current assets and liabilities, net of effects from acquisitions:
Accounts receivable		(85,397)		88,622		(103,385)		116,478		23,678
Prepaid expenses and other current assets		(18,497)		1,828		(6,394)		66		(2,547)
Accounts payable		4,245		(4,866)		(31)		(7,909)		(6,581)
Accrued expenses, including long-term		785		(18,592)		21,327		145,816		250,798
Lease liability		(7,736)		(1,301)		(3,272)		(2,332)		—
Deferred revenue		61,487		(31,365)		172,614		(101,765)		(21,145)
Net cash provided by (used in) operating activities		28,224		33,811		8,180		3,917		(37,413)
Cash flows from investing activities:
Purchase of property and equipment		(6,286)		(641)		(2,326)		(3,105)		(10,353)
Internally developed software - capitalized costs		(3,712)		(2,350)		(2,126)		(3,819)		(7,047)
Acquisition of Global Knowledge, net of cash received		(156,926)		—		—		—		—
Acquisition of Skillsoft, net of cash received		(386,035)		—		—		—		—
Acquisition of Pluma, net of cash received		(18,646)		—		—		—		—
Net cash used in investing activities		(571,605)		(2,991)		(4,452)		(6,924)		(17,400)
Cash flows from financing activities:
Borrowings under revolving line of credit, net of repayments		—		—		—		19,500		55,400
Borrowings under DIP Facility		—		—		—		60,000		—
Proceeds from Exit Facility borrowing		—		—		—		50,000		—
Debt issuance costs associated with DIP and Exit facilities		—		—		—		(19,524)		—
Shares repurchased for tax withholding upon vesting of restricted stock-based awarded		(1,417)		—		—		—		—
Proceeds from equity investment (PIPE)		530,000		—		—		—		—
Proceeds from issuance of term loans, net of fees		467,399		—		—		—		—
Principal payments on capital lease obligation		(994)		(370)		(414)		(532)		(756)
Proceeds from accounts receivable facility, net of borrowings		40,352		16,577		(32,049)		(35,787)		9,798
Principal payments on Term loans		(1,200)		—		—		—		—
Repayment of First and Second Out loans		(608,700)		(1,300)		—		—		(6,641)
Net cash provided by (used in) financing activities		425,440		14,907		(32,463)		73,657		57,801
Effect of exchange rate changes on cash and cash equivalents		(1,619)		203		863		(2,139)		348
Net (decrease) increase in cash, cash equivalents and restricted cash		(119,560)		45,930		(27,872)		68,511		3,336
Cash, cash equivalents and restricted cash, beginning of period		288,483		74,443		102,315		33,804		30,468
Cash, cash equivalents and restricted cash, end of period		$168,923		$120,373		$74,443		$102,315		$33,804
Supplemental disclosure of cash flow information:
Cash and cash equivalents		$154,672		$117,299		$71,479		$92,009		$18,799
Restricted cash		14,251		3,074		2,964		10,306		15,005
Cash, cash equivalents and restricted cash, end of period		$168,923		$120,373		$74,443		$102,315		$33,804

We use key performance metrics to help us evaluate our performance and make strategic decisions. Additionally, we believe these metrics are useful as a supplement to investors in evaluating the Company’s ongoing operational performance and trends. These key performance metrics are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled metrics presented by other companies.

Annualized Recurring Revenue (“ARR”)

ARR represents the annualized recurring value of all active subscription contracts at the end of a reporting period. We believe ARR is useful for assessing the performance of our recurring subscription revenue base and identifying trends affecting our business.

Dollar Retention Rate (“DRR”)

For existing customers at the beginning of a given period, DRR represents subscription renewals, upgrades, churn, and downgrades in such period divided by the beginning total renewable base for such customers for such period. Renewals reflect customers who renew their subscription, inclusive of auto-renewals for multi-year contracts, while churn reflects customers who choose to not renew their subscription. Upgrades include orders from customers that purchase additional licenses or content (e.g., a new Leadership and Business module), while downgrades reflect customers electing to decrease the number of licenses or reduce the size of their content package. Upgrades and downgrades also reflect changes in pricing. We use our DRR to measure the long-term value of customer contracts as well as our ability to retain and expand the revenue generated from our existing customers.

Bookings

Bookings in any particular period represents orders received during that period and reflects (i) subscription renewals, upgrades, churn, and downgrades to existing customers, (ii) non- subscription services, and (iii) sales to new customers. Bookings generally represents a customer’s annual obligation (versus the life of the contract), and, for the subscription business, revenue is recognized for such bookings over the following 12 months. We use bookings to measure and monitor current period business activity with respect to our ability to sell subscriptions and services to our platform.

SKILLSOFT CORP.

KEY OPERATING METRICS

Bookings

$000s	Three Months Ended January 31,		Change		Twelve Months Ended January 31,		Change
	2022	2021	$	%	2022	2021	$	%
Content and Global Knowledge
Percipio	$55,802	$32,207	$23,596	73%	$106,078	$63,852	$42,226	66%
Dual Deployment & Coaching	89,207	97,897	(8,690)	-9%	184,563	173,654	10,909	6%
Skillport	14,957	26,764	(11,807)	-44%	39,275	80,719	(41,444)	-51%
Total Subscription	$159,966	$156,868	$3,098	2%	$329,916	$318,225	$11,691	4%
Services & One-Time Bookings	7,871	6,859	1,012	15%	18,779	16,189	2,590	17%
Total Content	$167,837	$163,726	$4,110	3%	$348,695	$334,414	$14,281	9%
Global Knowledge	59,533	53,090	6,443	12%	250,020	214,316	35,704	-3%
Total Content & Global Knowledge	$227,370	$216,817	$10,553	5%	$598,715	$548,730	$49,985	9%
SumTotal
Subscription	$33,317	$32,765	$552	2%	$97,869	$101,051	($3,182)	-3%
Services & One-Time Bookings	7,590	6,822	768	11%	24,814	22,698	2,116	9%
Total SumTotal	$40,907	$39,587	$1,320	3%	$122,683	$123,749	($1,066)	-1%
Total	$268,277	$256,404	$11,873	5%	$721,398	$672,479	$48,919	7%

Annualized Recurring Revenue

$000s

	January 31,	January 31,
(In thousands)	2022	2021
CONTENT AND GLOBAL KNOWLEDGE ARR
Percipio ARR	$ 109,169	$ 75,802
Dual Deployment ARR	176,787	161,327
Skillport ARR	34,869	80,245
Total Content ARR	320,825	317,374
Global Knowledge ARR	13,027	10,504
Total Content & Global Knowledge ARR	333,852	327,878

SUMTOTAL ARR
SumTotal ARR	97,476	99,148

Total ARR	$ 431,328	$ 427,026

Dollar Retention Rate

	January 31
	LTM	2022	2021
Percipio	99%	99%	102%
Dual Deployment	106%	105%	100%
Percipio + Dual Deployment	104%	103%	101%
Skillport	67%	66%	74%
Total Content Business	97%	98%	94%
SumTotal Business	99%	102%	93%

Non-GAAP Financial Measures – Adjusted Revenue

$000s	Skillsoft and Global Knowledge Combined
	Three Months Ended January 31,		Twelve Months Ended January 31,
	2022	2021	2022	2021
Consolidated
Adjusted subscription revenue	$ 104,837	$ 107,369	$ 416,652	$ 430,423
Adjusted non-subscription revenue	11,437	11,721	43,962	43,881
Adjusted Global Knowledge revenue	60,219	54,576	237,484	216,631
Total Consolidated adjusted revenue	176,493	173,666	698,098	690,935

Content Business
Adjusted subscription revenue	81,607	82,896	323,700	329,471
Adjusted non-subscription revenue	4,708	5,031	17,369	16,650
Total Content Business adjusted revenue	86,315	87,928	341,069	346,121

Global Knowledge Business
Virtual and on-demand	47,229	41,556	193,508	150,674
Classroom and all other	12,990	13,021	43,975	65,957
Total Global Knowledge adjusted revenue	60,219	54,576	237,484	216,631

SumTotal Business
Adjusted subscription revenue	23,230	24,472	92,952	100,951
Adjusted non-subscription revenue	6,729	6,690	26,593	27,232
Total SumTotal adjusted revenue	$ 29,959	$ 31,162	$ 119,545	$ 128,183

The table above reflects a product level view of revenue whereas in prior quarters we showed revenue based on the contracting business unit, which is slightly different due to cross selling.

SKILLSOFT CORP.

RECONCILIATION OF NON-GAAP FINANICAL MEASURES

(in thousands, unaudited)

	For the Three Months Ended January 31, 2022
		Non-GAAP
		Revenue
	Skillsoft Corp.	Adjustments (1)	Combined
Revenues:
Total revenues	$ 166,182	$ 10,311	$ 176,493
Operating expenses
Cost of revenues	49,517	10,311	59,828
Content and software development	20,366		20,366
Selling and marketing	43,939		43,939
General and administrative	26,810		26,810
Amortization of intangible assets	38,836		38,836
Recapitalization and acquisition-related costs	6,512		6,512
Restructuring	2,602		2,602
Total operating expenses	188,582	10,311	198,893
Operating loss:	($ 22,400)	$ -	($ 22,400)
Other income (expense), net	(542)		(542)
Fair value adjustment of warrants	37,164		37,164
Interest income	64		64
Interest expense	(7,001)		(7,001)
Loss before provision for (benefit from) income taxes	7,285	-	7,285
Provision for (benefit from) income taxes	(617)		(617)
Net income	$ 7,902	$ -	$ 7,902

EBITDA Computation
Interest expense, net	$ 6,937		$ 6,937
Provision for (benefit from) income taxes	(617)		(617)
Depreciation and amortization	41,082		41,082
EBITDA	55,304	-	55,304

Adjusted EBITDA Computation
Plus: Non-recurring retention and consulting costs	2,004		2,004
Plus: Recapitalization and acquisition-related costs	6,512		6,512
Plus: Restructuring and contract terminations	2,602		2,602
Plus: Integration and migration related	680		680
Plus: Warrant fair value adjustment and foreign currency	(35,799)		(35,799)
Plus: Stock-based compensation expense	5,630		5,630
Plus: Other add backs	(735)		(735)
Adjusted EBITDA	$ 36,198	$ -	$ 36,198

(1) Non-GAAP revenue adjustments include the add back of (i) non-cash deferred revenue fair value adjustments and (ii) reseller fees, which are presented on a net basis in GAAP revenue.

SKILLSOFT CORP.

RECONCILIATION OF NON-GAAP FINANICAL MEASURES

(in thousands, unaudited)

	For the Three Months Ended January 31, 2021
			Non-GAAP
			Revenue
	Predecessor (SLH)	Global Knoledge	Adjustments (1)	Combined
Revenues:
Total revenues	$ 71,795	$ 47,248	$ 54,623	$ 173,666
Operating expenses
Cost of revenues	25,016	23,980	7,329	56,325
Content and software development	19,109	606		19,715
Selling and marketing	37,092	10,901		47,993
General and administrative	11,561	9,952		21,513
Amortization of intangible assets	23,934	1,803		25,737
Recapitalization and transaction-related costs	7,703	-		7,703
Restructuring	4,261	1,537		5,798
Total operating expenses	128,676	48,779	7,329	184,784
Operating loss:	($ 56,881)	($ 1,531)	$ 47,294	($ 11,118)
Other income, net	(165)	(1,699)		(1,864)
Interest income	15	-		15
Interest expense	(12,041)	(11,685)		(23,726)
Loss before provision for (benefit from) income taxes	(69,072)	(14,915)	47,294	(36,693)
Provision for (benefit from) income taxes	(14,064)	919		(13,145)
Net loss (income)	($ 55,008)	($ 15,834)	$ 47,294	($ 23,548)

EBITDA Computation
Interest expense, net	$ 12,026	$ 11,685		$ 23,711
Provision for (benefit from) income taxes	(14,064)	919		(13,145)
Depreciation and amortization	26,029	3,017		29,046
EBITDA	(31,017)	(213)	47,294	16,064

Adjusted EBITDA Computation
Plus: Non-recurring retention and consulting costs	(943)	91		(852)
Plus: Recapitalization and transaction-related costs	7,703	719		8,422
Plus: Restructuring and contract terminations	4,261	1,064		5,325
Plus: Integration and migration related	(1,941)	383		(1,558)
Plus: Foreign currency and other non-cash expense	57	676		733
Plus: Impact of fresh-start and purchase accounting	44,637	-	(47,294)	(2,657)
Plus: Stock-based compensation expense	-	-		-
Plus: Other add backs	2,338	1,369		3,707
Adjusted EBITDA	$ 25,095	$ 4,089	$ -	$ 29,184

(1) Non-GAAP revenue adjustments include the add back of (i) non-cash deferred revenue fair value adjustments and (ii) reseller fees, which are presented on a net basis in GAAP revenue.

SKILLSOFT CORP.

RECONCILIATION OF NON-GAAP FINANICAL MEASURES

(in thousands, unaudited)

	For the Twelve Months Ended January 31, 2022
	For the	For the	For the
	Period from	Period from	Period from	Non-GAAP
	2/1/21 to 6/11/21	2/1/21 to 6/11/21	6/12/21 to 1/31/22	Revenue
	Global Knowledge	Skillsoft	Skillsoft Corp.(1)	Adjustments(2)	Combined
Revenues:
Total revenues	$ 71,932	$ 139,636	$ 427,754	$ 58,776	$ 698,098
Operating expenses
Cost of revenues	34,698	35,881	126,414	32,967	229,960
Content and software development	492	24,084	46,682		71,258
Selling and marketing	16,404	41,940	106,110		164,454
General and administrative	19,765	17,217	72,004		108,986
Amortization of intangible assets	2,646	50,902	95,922		149,470
Recapitalization and acquisition-related costs	-	6,938	20,194		27,132
Restructuring	2,764	(703)	3,696		5,757
Total operating expenses	76,769	176,259	471,022	32,967	757,017
Operating loss:	($ 4,837)	($ 36,623)	($ 43,268)	$ 25,809	($ 58,919)
Other income (expense), net	624	407	(1,850)		(819)
Fair value adjustment of warrants	-	-	17,441		17,441
Interest income	-	64	94		158
Interest expense	(11,970)	(16,820)	(24,366)		(53,156)
Reorganization items, net	-	-	-		-
Loss before provision for (benefit from) income taxes	(16,183)	(52,972)	(51,949)	25,809	(95,295)
Provision for (benefit from) income taxes	359	(3,708)	(5,143)		(8,492)
Net loss	($ 16,542)	($ 49,264)	($ 46,806)	$ 25,809	($ 86,803)

EBITDA Computation
Interest expense, net	$ 11,970	$ 16,756	$ 24,272		$ 52,998
Provision for (benefit from) income taxes	359	(3,708)	(5,143)		(8,492)
Depreciation and amortization	4,119	54,474	102,478		161,071
EBITDA	(94)	18,258	74,801	25,809	118,774

Adjusted EBITDA Computation
Plus: Non-recurring retention and consulting costs	28	1,153	5,911		7,092
Plus: Recapitalization and acquisition-related costs	8,862	6,938	20,194		35,994
Plus: Restructuring and contract terminations	2,884	(703)	3,696		5,877
Plus: Integration and migration related	-	1,160	2,063		3,223
Plus: Warrant fair value adjustment and foreign currency	377	134	(15,085)		(14,574)
Plus: Impact of fresh-start and purchase accounting	-	23,395	-	(25,809)	(2,414)
Plus: Stock-based compensation expense	-	-	14,664		14,664
Plus: Other add backs	(1,119)	(300)	(538)		(1,957)
Adjusted EBITDA	$ 10,938	$ 50,035	$ 105,706	$ -	$ 166,679

(1) GAAP results of Skillsoft Corp. include Global Knowledge subsequent to June 11, 2021.

(2) Non-GAAP revenue adjustments include the add back of (i) non-cash deferred revenue fair value adjustments and (ii) reseller fees, which are presented on a net basis in GAAP revenue.

SKILLSOFT CORP.

RECONCILIATION OF NON-GAAP FINANICAL MEASURES

(in thousands, unaudited)

	For the Twelve Months Ended January 31, 2021
	For the Period from 2/1/20 to 1/31/21	For the Period from 2/1/20 to 8/27/20	For the Period from 8/28/20 to 1/31/21	Non-GAAP
	Global	Predecessor	Predecessor	Revenue
	Knowledge	(PL)	(SLH)	Adjustments (1)	Combined
Revenues:
Total revenues	$ 189,440	$ 273,851	$ 108,768	$ 118,876	$ 690,935
Operating expenses
Cost of revenues	102,507	52,160	40,898	28,991	224,556
Content and software development	2,357	38,986	30,028	200	71,571
Selling and marketing	41,797	75,028	55,285	700	172,810
General and administrative	34,138	37,455	21,636		93,229
Amortization of intangible assets	15,052	34,378	39,824		89,254
Impairment of intangible assets	59,553	332,376	-		391,929
Recapitalization and acquisition-related costs	-	32,099	15,928		48,027
Restructuring	7,910	1,179	4,341		13,430
Total operating expenses	263,314	603,661	207,940	29,891	1,104,806
Operating loss:	($ 73,874)	($ 329,810)	($ 99,172)	$ 88,985	($ 413,871)
Other (expense) income, net	(1,855)	1,268	3,452		2,865
Interest income		105	24		129
Interest expense	(32,678)	(168,341)	(19,960)		(220,979)
Reorganization items, net	-	3,329,245	-		3,329,245
Loss before provision for (benefit from) income taxes	(108,407)	2,832,467	(115,656)	88,985	2,697,389
Provision for (benefit from) income taxes	186	68,455	(21,934)	-	46,707
Net loss	($ 108,593)	$ 2,764,012	($ 93,722)	$ 88,985	$ 2,650,682

EBITDA Computation
Interest expense, net	$ 32,678	$ 168,236	$ 19,936		$ 220,850
Loss before provision for (benefit from) income taxes	186	68,455	(21,934)		46,707
Depreciation and amortization	21,097	41,751	41,919		104,767
Impairment of goodwill and intangible assets	59,553	332,376	-		391,929
EBITDA	4,921	3,374,830	(53,801)	88,985	3,414,935

Adjusted EBITDA Computation
Plus: Non-recurring retention and consulting costs	2,122	11,034	2,089		15,245
Plus: Recapitalization and acquisition-related costs	4,094	31,363	16,664		52,121
Plus: Restructuring and contract terminations	5,400	1,181	4,339		10,920
Plus: Integration and migration related	391	3,379	(976)		2,794
Plus: Foreign currency and other non-cash expense	647	(1,119)	(3,099)		(3,571)
Plus: Impact of fresh-start and purchase accounting	-	(3,329,245)	86,079	(88,986)	(3,332,152)
Plus: Stock-based compensation expense	-	-	-		-
Plus: Other add backs	1,540	(33)	2,028		3,535
Adjusted EBITDA	$ 19,115	$ 91,390	$ 53,323	($ 1)	$ 163,827

(1) Non-GAAP revenue adjustments include the add back of (i) non-cash deferred revenue fair value adjustments and (ii) reseller fees, which are presented on a net basis in GAAP revenue.